Exhibit 10.5
Amendment No. 1
to the
A330 Purchase Agreement
dated as of October 2, 2007
between
AIRBUS S.A.S.
and
US AIRWAYS, INC.
This amendment to the A330 Purchase Agreement between Airbus S.A.S. and US Airways, Inc., (this “Amendment”) is entered into as of November 15, 2007, by and between Airbus S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and US Airways, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 111 West Rio Salado Parkway, Tempe, Arizona 85281, U.S.A. (the “Buyer”);
WITNESSETH:
WHEREAS, the Buyer and the Seller entered into an Airbus A330 Purchase Agreement, dated as of October 2, 2007, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A330 model aircraft, which, together with all Exhibits, Appendices and Letter Agreements attached thereto, is hereinafter called the “Agreement.”
WHEREAS, the Buyer and the Seller agree to modify certain provisions relating to the order for Aircraft under the Agreement, including the number of aircraft the Seller offers to sell and the Buyer agrees to purchase.
NOW, THEREFORE, IT IS AGREED AS FOLLOWS:
Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

USA — Airbus A330 Purchase Agreement
Amendment 1
Execution	CONFIDENTIAL AND PRIVILEGED

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1.	ADDITIONAL A330-200 AIRCRAFT

The Seller will manufacture, sell and deliver, and the Buyer will purchase and take delivery of, an additional five (5) A330-200 Aircraft from the Seller, subject to the terms and conditions in the Amendment and the Agreement (the “Additional Aircraft”). Such Additional Aircraft are scheduled for delivery in **. Except as set forth in this Amendment, all terms and conditions in the Agreement that are applicable to A330-200 Aircraft will apply to the Additional Aircraft.

The Seller acknowledges having received an Initial Payment in the amount of US dollars — **) for each Additional Aircraft for an aggregate amount of US dollars — **). Notwithstanding the table in Clause 5.2.3 of the Agreement, the balance of the first (1st) Predelivery Payment with respect to each such Additional Aircraft is due within ** from the date hereof; all subsequent Predelivery Payments will be due and payable in accordance with the schedule in such Clause 5.2.3 of the Agreement.

2.	DELIVERY

As a consequence of Paragraph 1, the delivery schedule set forth in Clause 9.1.1 of the Agreement is hereby deleted and restated to read in its entirety as follows:

QUOTE
9.1.1	Subject to any delay contemplated by Clauses 2, 7, 8, 10 or 18, the Seller will have the A330-200 Aircraft Ready for Delivery at the Delivery Location within the following months (each a “Scheduled Delivery Month”).

Rank Number	Scheduled Delivery Month	Year
1	**	**
2	**	**
3	**	**
4	**	**
5	**	**
6	**	**
7	**	**
8	**	**
9	**	**
10	**	**
11	**	**
12	**	**
13	**	**
14	**	**
15	**	**
UNQUOTE

USA — Airbus A330 Purchase Agreement
Amendment 1
Execution	CONFIDENTIAL AND PRIVILEGED
**Confidential Treatment Requested.

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3.	EFFECT OF AMENDMENT

3.1	Upon execution, Amendment will constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

3.2	Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

4.	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.7 of the Agreement.

5.	COUNTERPARTS

This Amendment may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

USA — Airbus A330 Purchase Agreement
Amendment 1
Execution	CONFIDENTIAL AND PRIVILEGED

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IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir	By:	/s/ Christophe Mourey
	Its: Vice President and Treasurer		Its: Senior Vice President Contracts

USA — Airbus A330 Purchase Agreement
Amendment 1
Execution	CONFIDENTIAL AND PRIVILEGED
**Confidential Treatment Requested.

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LETTER AGREEMENT NO. 1
TO AMENDMENT NO. 1
As of November 15, 2007
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281
Re: **
Ladies and Gentlemen:
US Airways, Inc., (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A330 Purchase Agreement dated as of October 2, 2007 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in Amendment No. 1 to the Agreement dated as of even date herewith (the “Amendment”) and in this Letter Agreement No. 1 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
The parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.
LA1 to AM1 — 1 of 3
**Confidential Treatment Requested.
USA — Airbus A330 Purchase Agreement
Letter Agreement No. 1 to Amendment No. 1

Execution	PRIVILEGED AND CONFIDENTIAL

1.	**

2.	CONFIDENTIALITY

This Letter Agreement is subject to the confidentiality provisions set forth in Clause 22.7 of the Agreement.

3.	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.
LA1 to AM1 — 2 of 3
**Confidential Treatment Requested.
USA — Airbus A330 Purchase Agreement
Letter Agreement No. 1 to Amendment No. 1

Execution	PRIVILEGED AND CONFIDENTIAL

     If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir	By:	/s/ Christophe Mourey

	Name: Thomas T. Weir		Name: Christophe Mourey
	Title: Vice President and Treasurer		Title: Senior Vice President Contracts
LA1 to AM1 — 3 of 3
USA — Airbus A330 Purchase Agreement
Letter Agreement No. 1 to Amendment No. 1

Execution	PRIVILEGED AND CONFIDENTIAL